[Graphic: Pioneer Logo]


Pioneer
Small Company
Fund

ANNUAL REPORT 10/31/99

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                       9
Financial Statements                         15
Notes to Financial Statements                21
Report of Independent Public Accountants     26
Trustees, Officers and Service Providers     27
The Pioneer Family of Mutual Funds           28

Pioneer Small Company Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 10/31/99
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

As we move forward into the new millennium, it seems a suitable time to look back on how the world of investing has changed since Pioneer was founded in 1928. The creation of affordable investment options, including mutual funds, has brought opportunity to millions of people worldwide and surely should be counted among this century's greatest accomplishments. Just consider the impact a few notable innovations - money market funds, employer-sponsored retirement vehicles and the concept of international investing - have had on your life.

In some ways, investing has changed a great deal. One thing, however, remains the same - our belief in the importance of a long-term perspective. Attempts at market timing and the advent of day-trading unfortunately have led some to adopt a "get rich quick" mentality. Looking back over time, lasting wealth has come to investors who held to their discipline and didn't veer off course to chase the rising star of the day. A solid, forward-thinking plan can offer great rewards, even though it can be a tad dull moment-to-moment.

For those of you who are interested in new Pioneer products, we are pleased to introduce Pioneer Tax-Managed Fund. The Fund builds on Pioneer's 71-year value tradition, focusing on companies with quality management, market leadership, solid assets and attractively priced stocks. To receive a prospectus for our newest fund, which contains more information, including charges or expenses please contact your investment professional or call Pioneer at 1-800-225-6292. Please read the prospectus carefully before you invest or send money.

In October, Kenneth Fuller took over as the leader of Pioneer Small Company Fund's portfolio management team. Mr. Fuller brings with him over 24 years of investment experience and we are delighted to have him at Pioneer. I encourage you to read the Portfolio Management Discussion to share his insights and strategies on the Fund.

Respectfully,

[Graphic: Signature of John F. Cogan, Jr.]

John F. Cogan, Jr.
Chairman and President

Pioneer Small Company Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 10/31/99
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Data for pie chart]

U.S. Common Stocks                 92%
International Common Stocks         5%
Short-Term Cash Equivalents         3%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


[Data for pie chart]

Financial                21%
Technology               20%
Capital Goods            14%
Consumer Cyclicals       11%
Consumer Staples          8%
Basic Materials           8%
Energy                    7%
Healthcare                6%
Transportation            3%
Other                     2%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Anacomp, Inc.             4.18%          6. U.S. Industries, Inc.      2.26%
  2. John H. Harland Co.       3.99           7. Forest Oil Corp.           2.20
  3. Smart Modular             3.03           8. Morrison Knudsen Corp.     2.16
     Technologies Inc.
  4. Plains Resources, Inc.    2.78           9. Financial Security         2.10
                                                 Assurance Holdings Ltd.
  5. Veeco Instruments Inc.    2.29          10. DuPont Photomasks, Inc.    2.08

Fund holdings will vary for other periods.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/99                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  10/31/99       10/31/98
                            $10.83         $10.68

 Distributions per Share    Income         Short-Term          Long-Term
 (10/31/98 - 10/31/99)      Dividends      Capital Gains       Capital Gains
                                 -              -                $0.405

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to the growth of the Russell 2000 Index.

  Average Annual Total Returns
  (As of October 31, 1999)

                             Net Asset    Public Offering
  Period                       Value          Price*

  Life-of-Fund                 8.50%           6.90%
  (11/2/95)
  1 Year                       5.37           -0.67


[Data for mountain chart]

Growth of $10,000+

            Pioneer  Russell
            Small    2000
            Company  Index
            Fund*

11/95         9425    10000
              9860    10253
4/96         11383    11365
             10908    10339
10/96        11338    11192
             12600    12198
4/97         11638    11373
             13966    13792
10/97        14726    14476
             13921    14402
4/98         15868    16193
             14020    14108
10/98        11753    12759
             12395    14448
4/99         12087    14693
             12864    15155
10/99        12384    14655

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/99                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  10/31/99       10/31/98
                            $10.50         $10.44

 Distributions per Share    Income         Short-Term          Long-Term
 (10/31/98 - 10/31/99)      Dividends      Capital Gains       Capital Gains
                                 -              -                $0.405

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.

  Average Annual Total Returns
  (As of October 31, 1999)

                  If          If
  Period         Held      Redeemed*

  Life-of-Fund   7.74%      7.14%
  (11/2/95)
  1 Year         4.61       0.61

[Data for mountain chart]

Growth of $10,000+

            Pioneer  Russell
            Small    2000
            Company  Index
            Fund*

11/95        10000    10000
             10442    10253
4/96         12036    11365
             11504    10339
10/96        11941    11192
             13238    12198
4/97         12199    11373
             14624    13792
10/97        15389    14476
             14524    14402
4/98         16522    16193
             14570    14108
10/98        12198    12759
             12833    14448
4/99         12505    14693
             13283    15155
10/99        12462    14655

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/99                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  10/31/99       10/31/98
                            $10.47         $10.44

 Distributions per Share    Income         Short-Term          Long-Term
 (10/31/98 - 10/31/99)      Dividends      Capital Gains       Capital Gains
                                 -              -                $0.405

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.

 Average Annual Total Returns
 (As of October 31, 1999)

                              If          If
 Period                      Held      Redeemed*

 Life-of-Fund                 5.41%      5.41%
 (1/31/96)
 1 Year                       4.31       4.31

[Data for mountain chart]

Growth of $10,000

            Pioneer  Russell
            Small    2000
            Company  Index
            Fund*

1/96         10000    10000
10/96        11435    10916
             12687    11897
4/97         11692    11092
             14005    13452
10/97        14747    14119
             13918    14047
4/98         15832    15793
             13952    13761
10/98        11681    12444
             12289    14092
4/99         11951    14331
             12708    14781
10/99        12184    14294

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/99
--------------------------------------------------------------------------------

In the following discussion, the leader of Pioneer Small Company Fund's investment team - Ken Fuller - reviews the market environment and the Fund's strategy for the year ended October 31, 1999. Mr. Fuller has been an investment professional for 24 years.

Q: How would you characterize the market environment for small-cap value stocks over the last year?

A: The 12 months ended October 31, 1999 proved challenging for small-company value stocks. Investors, once again, gravitated toward large-company growth stocks, especially technology stocks whose outstanding performance was the major contributor to the positive returns across all major market indices. While it has been an unusual and sometimes frustrating period for small stock investors, it's important to understand that historically, with securities markets, no trend continues forever.

Q:   How did Pioneer Small Company Fund perform?

A: The Fund's Class A shares posted a 5.37% return, Class B 4.61% and Class C 4.31%, all at net asset value. In comparison, the average small-cap value mutual fund returned 6.00%, as tracked by Lipper, Inc.* (Lipper is an independent firm that tracks mutual fund performance.) The Fund's benchmark, the Russell 2000 Index, an unmanaged measure of small-capitalization stocks, returned 14.87%. The Fund's underperformance, when compared to the Index, can be attributed to the disparate returns of growth and value stocks. While the growth component of the Index returned 29.28%, the value component returned only 0.72%.

Q:   How did the Fund perform on a sector level?

A: The technology and energy sectors were the strongest contributors, while the financial and healthcare areas were detractors from performance.

* Effective September 30, 1999, Lipper began a new classification system for comparing funds. Pioneer Small Company Fund is classified as a small-cap value fund in this new system. Under the old classification, Lipper placed the Fund in the small-cap funds category.

Pioneer Small Company Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Although the prices of energy stocks were down early in the year, they rebounded sharply in 1999 after oil-producing nations reached an agreement on production. Forest Oil and Louis Dreyfus Natural Gas are two holdings that performed well. In the technology sector, Wind River Systems, a software company, and Varian Semiconductors Equipment Associates were both standout investments.

     Financial companies were hurt as interest rate and credit quality concerns persisted. Capital RE and American Annuity Group are two insurance holding companies that turned in weak results. Government attempts to restructure Medicare adversely affected healthcare companies, and the Fund's investments in Universal Health Services and Trigon Healthcare languished.

Q: Ken, you recently took over as the leader of the Pioneer Small Company Fund portfolio management team. What is your vision for the Fund?

A: First of all, the Fund will remain focused on small company value stocks. Overall, stocks that make up the portfolio will be those we think have the greatest potential to provide shareowners with solid returns and below-average risk over time. We select these stocks by employing a disciplined strategy that uses intensive research and risk analysis.

     One change that we expect to make is a reduction in the number of portfolio holdings. At year-end, the Fund owned 79 stocks. Over time we expect the portfolio to be more concentrated, generally holding less than 65 stocks. However, the Fund will remain invested in a diverse selection of sectors and industries.

Q:   How do you explain your team's approach to value investing?

A: Our approach is in the same tradition embraced by Pioneer's founder Philip Carret. That is, we seek value by applying a company and management-focused philosophy to identify under-priced stocks. Our goal is to buy stocks of companies whose current prices don't reflect their long-term appreciation potential. Stock prices are an important factor in our analysis but they are not the only factor used in assessing whether a stock has value. Beyond a stock's price, we like to see a fundamental

Pioneer Small Company Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/99                             (continued)
--------------------------------------------------------------------------------

     catalyst that can unlock a company's potential. Positive catalysts include management changes, asset sales or acquisitions, or new products.

Q:   Why is a stock's liquidity important?

A: Liquidity, a measure of how easy it is to trade stocks, is another important but often-overlooked means of gauging value. One of the risks investors of small stocks face is the propensity for these stocks to become illiquid. Once a stock becomes illiquid, it is very difficult to sell. By gradually increasing the Fund's median market capitalization over time, we hope to continue our focus on small-cap issuers, but avoid many of the smallest companies that often become illiquid. At year-end, the portfolio's average market capitalization was approximately $743 million.

Q:   Did the Fund participate in any initial public offerings (IPOs)?

A: Yes, and they were positive contributors to the Fund's performance. The market for IPOs has been very favorable during the past year, and many of our IPO investments quickly met our valuation targets and were sold. Among the IPO holdings that doubled in value, but were subsequently sold, were Portal Software, E-Loan and Foundry Networks. These investments entail risks, and there is no assurance that IPO investments will continue to be available to or significant contributors to the Fund's performance.

Q:   What is your outlook for small-cap value stocks?

A: Our long-term optimism for this segment of the small-cap market has not waned. From a valuation standpoint, the story for small-cap value stocks is as compelling today as it has been in the 14 years that I've followed these stocks. Evidence of the tremendous valuations can be found in the increasing number of mergers and acquisitions. It is becoming more common and profitable for the management of a small company to take the company private by purchasing the outstanding stock at a premium, rather than remaining public. As managers and investors, we are confident that these stocks will come back into favor but it is impossible and impractical to predict when. Instead, we will stick with a careful stock-by-stock selection process to build a portfolio that will be in a position to prosper when the market once again favors small-caps.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/99
--------------------------------------------------------------------------------

Shares                                                      Value
             COMMON STOCKS - 96.6%
             Basic Materials - 7.4%
             Agricultural Products - 0.3%
  40,000     Alico, Inc.                              $     615,000
                                                      -------------
             Chemicals - 0.7%
  75,000     Georgia Gulf Corp.                       $   1,617,188
                                                      -------------
             Chemicals (Specialty) - 1.7%
 412,800     Uniroyal Technology Corp.*               $   3,844,200
                                                      -------------
             Containers & Packaging (Paper) - 0.4%
 130,200     BWay Corp.*                              $     846,300
                                                      -------------
             Gold & Precious Metals Mining - 1.1%
 171,400     Cambior, Inc.                            $     267,813
 115,500     Franco-Nevada Mining Corp. Ltd.              2,142,231
                                                      -------------
                                                      $   2,410,044
                                                      -------------
             Iron & Steel - 1.3%
 184,500     Schnitzer Steel Industries, Inc.         $   2,975,063
                                                      -------------
             Metals Mining - 1.9%
 504,900     Inco, Ltd. (VBN Shares)                  $   4,106,608
                                                      -------------
             Total Basic Materials                    $  16,414,403
                                                      -------------
             Capital Goods - 13.7%
             Electrical Equipment - 3.0%
  75,000     Kemet Corp.*                             $   2,397,656
 218,500     Power-One, Inc.*                             4,370,000
                                                      -------------
                                                      $   6,767,656
                                                      -------------
             Engineering & Construction - 2.8%
 508,600     Morrison Knudsen Corp.*                  $   4,640,975
 225,456     Salient 3 Communications Inc.*               1,592,283
                                                      -------------
                                                      $   6,233,258
                                                      -------------
             Manufacturing (Diversified) - 2.2%
 328,000     U.S. Industries, Inc.                    $   4,858,500
                                                      -------------
             Manufacturing (Specialized) - 0.7%
 444,200     The York Group, Inc.                     $   1,665,750
                                                      -------------


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Small Company Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/99                                     (continued)
--------------------------------------------------------------------------------

Shares                                                            Value
            Office Equipment & Supplies - 4.6%
514,120     Anacomp, Inc.*                                  $   8,964,968
150,300     Nashua Corp.*                                       1,258,762
                                                            -------------
                                                            $  10,223,730
                                                            -------------
            Waste Management - 0.4%
150,000     Newpark Resources, Inc.*                        $     965,625
                                                            -------------
            Total Capital Goods                             $  30,714,519
                                                            -------------
            Communication Services - 1.1%
            Telephone - 1.1%
 51,000     CT Communications Inc.*                         $   2,454,375
                                                            -------------
            Total Communication Services                    $   2,454,375
                                                            -------------
            Consumer Cyclicals - 10.7%
            Consumer (Jewelry, Novelties & Gifts) - 1.8%
153,700     Enesco Group, Inc.                              $   1,940,463
753,200     Jan Bell Marketing, Inc.*                           2,071,300
                                                            -------------
                                                            $   4,011,763
                                                            -------------
            Hardware & Tools - 1.4%
132,500     WD-40 Co.                                       $   3,080,625
                                                            -------------
            Leisure Time (Products) - 1.2%
146,840     Mattel, Inc.                                    $   1,963,985
 20,000     Polaris Industries, Inc.                              698,750
                                                            -------------
                                                            $   2,662,735
                                                            -------------
            Retail (Computers & Electronics) - 1.7%
165,000     InterTAN, Inc.*                                 $   3,712,500
                                                            -------------
            Retail (Home Shopping) -  2.0%
100,000     Blair Corp.                                     $   1,475,000
252,500     Micro Warehouse, Inc.*                              3,061,562
                                                            -------------
                                                            $   4,536,562
                                                            -------------
            Retail (Specialty) - 0.7%
206,000     Jenny Craig, Inc.*                              $     463,500
180,000     Pier 1 Imports, Inc.                                1,068,750
                                                            -------------
                                                            $   1,532,250
                                                            -------------


10 The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                         Value
            Textiles (Apparel) -  1.9%
428,000     Chic by H.I.S., Inc.*                        $     321,000
150,000     Nautica Enterprises, Inc.*                       2,259,375
256,800     The Stride Rite Corp.                            1,685,250
                                                         -------------
                                                         $   4,265,625
                                                         -------------
            Total Consumer Cyclicals                     $  23,802,060
                                                         -------------
            Consumer Staples - 8.0%
            Foods - 1.9%
175,000     Chiquita Brands International, Inc.          $     831,250
350,000     Maple Leaf Foods, Inc.                           3,329,031
                                                         -------------
                                                         $   4,160,281
                                                         -------------
            Household Products (Non-Durables) - 0.8%
 48,800     National Presto Industries, Inc.             $   1,805,600
                                                         -------------
            Restaurants - 1.5%
275,000     Luby's Cafeterias, Inc.                      $   3,265,625
                                                         -------------
            Specialty Printing - 3.8%
450,000     John H. Harland Co.                          $   8,550,000
                                                         -------------
            Total Consumer Staples                       $  17,781,506
                                                         -------------
            Energy - 7.0%
            Oil & Gas (Exploration/Production) - 7.0%
352,300     Forest Oil Corp.*                            $   4,712,012
195,500     Louis Dreyfus Natural Gas Corp.*                 3,910,000
347,500     Plains Resources, Inc.*                          5,972,655
 70,000     Spinnaker Exploration Co.*                       1,032,500
                                                         -------------
            Total Energy                                 $  15,627,167
                                                         -------------
            Financial - 20.0%
            Banks (Regional) - 2.4%
 48,800     CNB Bancshares Inc.                          $   3,165,900
110,000     Commercial Federal Bank Corp.                    2,158,750
                                                         -------------
                                                         $   5,324,650
                                                         -------------


   The accompanying notes are an integral part of these financial statements. 11

Pioneer Small Company Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/99                                     (continued)
--------------------------------------------------------------------------------

Shares                                                              Value
               Financial (Diversified) - 8.1%
  200,000      Advanta Corp. (Class B)                        $   2,575,000
   60,000      Camden Property Trust                              1,623,750
   29,700      Dollar Thrifty Automotive Group, Inc.*               501,186
  150,000      FelCor Suite Hotels, Inc.                          2,550,000
   65,000      Gables Residential Trust                           1,572,188
  160,000      Leucadia National Corp.                            3,750,000
  120,000      Prentiss Properties Trust                          2,572,500
   15,900      Reckson Associates Realty Corp.                      294,150
1,006,000      Transmedia Network Inc.*+                          2,452,125
                                                              -------------
                                                              $  17,890,899
                                                              -------------
               Insurance (Life/Health) - 1.5%
  180,700      American Annuity Group, Inc.                   $   3,241,306
                                                              -------------
               Insurance (Property/Casualty) - 3.5%
  225,000      Capital RE Corp.                               $   3,178,125
   80,000      Financial Security Assurance Holdings Ltd.         4,510,000
                                                              -------------
                                                              $   7,688,125
                                                              -------------
               Savings & Loan Companies - 4.5%
  100,000      Queens County Bancorp, Inc.                    $   3,143,750
  180,000      Staten Island Bancorp, Inc.                        3,487,500
  120,000      Webster Financial Corp.                            3,435,000
                                                              -------------
                                                              $  10,066,250
                                                              -------------
               Total Financial                                $  44,211,230
                                                              -------------
               Healthcare - 6.0%
               Healthcare (Hospital Management) - 0.8%
   60,000      Universal Health Services Inc. (Class B)*      $   1,762,500
                                                              -------------
               Healthcare (Managed Care) - 2.6%
  125,000      First Health Group Corp.*                      $   2,906,250
  100,000      Trigon Healthcare, Inc.*                           2,837,500
                                                              -------------
                                                              $   5,743,750
                                                              -------------
               Healthcare (Medical Products/Supplies) - 1.9%
  220,000      Haemonetics Corp.*                             $   4,111,250
                                                              -------------


12 The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                  Value
            Healthcare (Specialized Services) - 0.7%
115,000     Orthodontic Centers of America Inc.*                  $   1,581,250
                                                                  -------------
            Total Healthcare                                      $  13,198,750
                                                                  -------------
            Technology - 19.1%
            Computers (Peripherals) - 1.4%
125,000     Hutchinson Technology Inc.*                           $   3,187,500
                                                                  -------------
            Computers (Software & Services) - 2.2%
180,000     Avid Technology Inc.*                                 $   1,991,250
140,000     Wind River Systems*                                       2,852,500
                                                                  -------------
                                                                  $   4,843,750
                                                                  -------------
            Electronics (Component Distributors) - 4.2%
 70,000     DII Group, Inc.*                                      $   2,520,000
 87,900     Signal Technology Corp.*                                    417,525
175,000     Smart Modular Technologies Inc.*                          6,496,875
                                                                  -------------
                                                                  $   9,434,400
                                                                  -------------
            Electronics (Semiconductors) - 2.0%
 75,000     Dallas Semiconductor Corp.                            $   4,415,625
                                                                  -------------
            Equipment (Semiconductors) - 9.1%
 60,000     Atmi Inc.*                                            $   1,616,250
 90,000     Cymer, Inc.*                                              3,324,375
 90,000     DuPont Photomasks, Inc.*                                  4,455,000
110,000     Photronics, Inc.*                                         2,303,125
163,000     Varian Semiconductors Equipment Associates, Inc.*         3,687,875
145,000     Veeco Instruments Inc.*                                   4,920,938
                                                                  -------------
                                                                  $  20,307,563
                                                                  -------------
            Services (Data Processing) - 0.2%
 40,000     National Processing, Inc.*                            $     347,500
                                                                  -------------
            Total Technology                                      $  42,536,338
                                                                  -------------
            Transportation - 2.4%
            Air Freight - 1.1%
325,000     Pittston BAX Group                                    $   2,396,875
                                                                  -------------


   The accompanying notes are an integral part of these financial statements. 13

Pioneer Small Company Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/99                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                    Value
                      Airlines - 1.3%
        135,000       America West Holdings Corp. (Class B)*        $   2,792,813
                                                                    -------------
                      Total Transportation                          $   5,189,688
                                                                    -------------
                      Utilities - 1.2%
        225,000       Unisource Energy Corp.*                       $   2,587,500
                                                                    -------------
                      Total Utilities                               $   2,587,500
                                                                    -------------
                      TOTAL COMMON STOCKS
                      (Cost $220,152,509)                           $ 214,517,536
                                                                    -------------
Principal
Amount
                      TEMPORARY CASH INVESTMENT - 3.4%
                      Commercial Paper - 3.4%
     $7,512,000       Exxon Asset Management Co., 5.3%, 11/1/99     $   7,512,000
                                                                    -------------
                      TOTAL TEMPORARY CASH INVESTMENT
                      (Cost $7,512,000)                             $   7,512,000
                                                                    -------------
                      TOTAL INVESTMENT IN SECURITIES - 100%
                      (Cost $227,664,509) (a)(b)                    $ 222,029,536
                                                                    =============

 *  Non-income producing security.

 + Investments held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At October 31, 1999, the net unrealized loss on investments based on cost for federal income tax purposes of $227,687,324 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $31,446,485

    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                     (37,104,273)
                                                                    -----------
    Net unrealized loss                                             $(5,657,788)
                                                                    ===========

(b) At October 31, 1999, the Fund had a capital loss carryforward of $18,593,439 which will expire in 2007 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1999, aggregated $160,620,707 and $274,442,227, respectively.

14 The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
BALANCE SHEET 10/31/99
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including temporary cash
   investment of $7,512,000) (cost $227,664,509)                         $222,029,536
  Cash                                                                            287
  Receivables -
   Investment securities sold                                               3,413,783
   Fund shares sold                                                            82,863
   Dividends and interest                                                     120,919
  Organizational costs - net                                                    9,498
  Other                                                                         7,234
                                                                         ------------
    Total assets                                                         $225,664,120
                                                                         ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                       $  1,760,888
   Fund shares repurchased                                                    865,775
  Due to affiliates                                                           404,050
  Accrued expenses                                                            102,035
                                                                         ------------
    Total liabilities                                                    $  3,132,748
                                                                         ------------
NET ASSETS:
  Paid-in capital                                                        $246,736,969
  Accumulated undistributed net investment income                              22,815
  Accumulated net realized loss on investments and futures contracts      (18,593,439)
  Net unrealized loss on investments                                       (5,634,973)
                                                                         ------------
    Total net assets                                                     $222,531,372
                                                                         ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $107,448,174/9,923,868 shares)                       $      10.83
                                                                         ============
  Class B (based on $107,651,898/10,253,514 shares)                      $      10.50
                                                                         ============
  Class C (based on $7,431,300/709,682 shares)                           $      10.47
                                                                         ============
MAXIMUM OFFERING PRICE:
  Class A                                                                $      11.49
                                                                         ============


   The accompanying notes are an integral part of these financial statements. 15

Pioneer Small Company Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 10/31/99

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $12,840)     $  3,001,840
  Interest                                                      639,942
                                                           ------------
    Total investment income                                                    $  3,641,782
                                                                               ------------
EXPENSES:
  Management fees                                          $  2,386,719
  Transfer agent fees
   Class A                                                      609,370
   Class B                                                      619,995
   Class C                                                       50,286
  Distribution fees
   Class A                                                      320,075
   Class B                                                    1,374,842
   Class C                                                       91,111
  Administrative fees                                            51,270
  Custodian fees                                                 61,010
  Registration fees                                              46,613
  Professional fees                                              42,085
  Printing                                                       52,659
  Organizational costs                                            9,793
  Fees and expenses of nonaffiliated trustees                    27,166
  Miscellaneous                                                  12,982
                                                           ------------
  Total expenses                                                               $  5,755,976
   Less fees paid indirectly                                                       (140,858)
                                                                               ------------
   Net expenses                                                                $  5,615,118
                                                                               ------------
    Net investment loss                                                        $ (1,973,336)
                                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS:
  Net realized loss on:
   Investments                                             $(18,367,793)
   Futures contracts                                           (225,467)       $(18,593,260)
                                                           ------------        ------------
  Change in net unrealized loss on investments                                 $ 34,068,801
                                                                               ------------
  Net gain on investments                                                      $ 15,475,541
                                                                               ------------
  Net increase in net assets resulting from operations                         $ 13,502,205
                                                                               ============


16 The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 10/31/99 and 10/31/98

                                                           Year Ended           Year Ended
                                                            10/31/99             10/31/98
FROM OPERATIONS:
Net investment loss                                      $  (1,973,336)       $  (4,281,195)
Net realized gain (loss) on investments and futures
  contracts                                                (18,593,260)          12,637,156
Change in net unrealized gain or loss on investments        34,068,801         (104,048,427)
                                                         -------------        -------------
 Net increase (decrease) in net assets resulting from
   operations                                            $  13,502,205        $ (95,692,466)
                                                         -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
  Class A ($0.41 and $1.83 per share, respectively)      $  (5,859,435)       $ (29,848,737)
  Class B ($0.41 and $1.83 per share, respectively)         (6,344,430)         (32,228,495)
  Class C ($0.41 and $1.83 per share, respectively)           (440,439)          (2,149,245)
                                                         -------------        -------------
    Total distributions to shareholders                  $ (12,644,304)       $ (64,226,477)
                                                         -------------        -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  61,105,611        $  79,726,950
Reinvestment of distributions                               10,988,399           55,328,290
Cost of shares repurchased                                (198,751,072)        (164,397,741)
                                                         -------------        -------------
  Net decrease in net assets resulting from
   fund share transactions                               $(126,657,062)       $ (29,342,501)
                                                         -------------        -------------
  Net decrease in net assets                             $(125,799,161)       $(189,261,444)
NET ASSETS:
Beginning of year                                          348,330,533          537,591,977
                                                         -------------        -------------
End of year (including accumulated undistributed net
  investment income of $22,815 and $0, respectively)     $ 222,531,372        $ 348,330,533
                                                         =============        =============

CLASS A                            '99 Shares       '99 Amount       '98 Shares    '98 Amount
Shares sold                         3,970,586     $  43,183,898       3,506,941   $ 43,713,957
Reinvestment of distributions         524,461         5,422,932       2,150,568     27,355,224
Less shares repurchased            (9,790,941)     (105,004,685)     (6,910,403)   (87,677,518)
                                   ----------     -------------      ----------   ------------
  Net decrease                     (5,295,894)    $ (56,397,855)     (1,252,894)  $(16,608,337)
                                   ==========     =============      ==========   =============
CLASS B
Shares sold                         1,467,304     $  15,369,579       2,374,376   $ 29,821,612
Reinvestment of distributions         518,995         5,236,659       2,107,745     26,367,892
Less shares repurchased            (8,409,792)      (86,720,435)     (5,520,410)   (68,017,968)
                                   ----------     -------------      ----------   ------------
  Net decrease                     (6,423,493)    $ (66,114,197)     (1,038,289)  $(11,828,464)
                                   ==========     =============      ==========   =============
CLASS C
Shares sold                           242,954     $   2,552,134         481,456   $  6,191,381
Reinvestment of distributions          32,588           328,808         128,209      1,605,174
Less shares repurchased              (686,593)       (7,025,952)       (675,543)    (8,702,255)
                                   ----------     -------------      ----------   ------------
  Net decrease                       (411,051)    $  (4,145,010)        (65,878)  $   (905,700)
                                   ==========     =============      ==========   =============


   The accompanying notes are an integral part of these financial statements. 17

Pioneer Small Company Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/99
--------------------------------------------------------------------------------

                                                                                                                  11/2/95
                                                                  Year Ended      Year Ended     Year Ended          to
                                                                  10/31/99(a)      10/31/98       10/31/97        10/31/96
 CLASS A
 Net asset value, beginning of period                              $  10.68        $  15.31       $  12.66        $  10.00
                                                                   --------        --------       --------        --------
 Increase (decrease) from investment operations:
  Net investment income (loss)                                     $  (0.03)       $  (0.07)      $  (0.11)       $   0.05
  Net realized and unrealized gain (loss) on investments               0.59           (2.73)          3.67            2.63
                                                                   --------        --------       --------        --------
    Net increase (decrease) from investment operations             $   0.56        $  (2.80)      $   3.56        $  2.68
 Distributions to shareholders:
  Net investment income                                                   -               -              -           (0.02)
  Net realized gain                                                   (0.41)          (1.83)         (0.91)              -
                                                                   --------        --------       --------        --------
 Net increase (decrease) in net asset value                        $   0.15        $  (4.63)      $   2.65        $   2.66
                                                                   --------        --------       --------        --------
 Net asset value, end of period                                    $  10.83        $  10.68       $  15.31        $  12.66
                                                                   ========        ========       ========        ========
 Total return*                                                         5.37%         (20.19)%        29.88%          26.87%
 Ratio of net expenses to average net assets                           1.65%+          1.45%+         1.49%+          1.54%**+
 Ratio of net investment income (loss) to average net assets          (0.35)%+        (0.54)%+       (0.76)%+         0.34%**+
 Portfolio turnover rate                                                 60%             45%            57%             43%**
 Net assets, end of period (in thousands)                          $107,448        $162,536       $252,177        $221,601
 Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         1.65%           1.45%          1.49%           1.55%**
  Net investment income (loss)                                        (0.35)%         (0.54)%        (0.76)%          0.33%**
 Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                         1.62%           1.44%          1.48%           1.51%**
  Net investment income (loss)                                        (0.32)%         (0.53)%        (0.75)%          0.37%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements. 18

Pioneer Small Company Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/99
--------------------------------------------------------------------------------

                                                                                                                   11/2/95
                                                                  Year Ended      Year Ended     Year Ended           to
                                                                  10/31/99(a)      10/31/98       10/31/97         10/31/96
 CLASS B
 Net asset value, beginning of period                              $  10.44        $  15.10       $  12.59         $  10.00
                                                                   --------        --------       --------         --------
 Increase (decrease) from investment operations:
  Net investment loss                                              $  (0.11)       $  (0.18)      $  (0.20)        $  (0.01)
  Net realized and unrealized gain (loss) on investments               0.58           (2.65)          3.62             2.62
                                                                   --------        --------       --------         --------
    Net increase (decrease) from investment operations             $   0.47        $  (2.83)      $   3.42         $   2.61
 Distributions to shareholders:
  In excess of net investment income                                      -               -              -            (0.02)
  Net realized gain                                                   (0.41)          (1.83)         (0.91)               -
                                                                   --------        --------       --------         --------
 Net increase (decrease) in net asset value                        $   0.06        $  (4.66)      $   2.51         $   2.59
                                                                   --------        --------       --------         --------
 Net asset value, end of period                                    $  10.50        $  10.44       $  15.10         $  12.59
                                                                   ========        ========       ========         ========
 Total return*                                                         4.61%         (20.73)%        28.88%           26.09%
 Ratio of net expenses to average net assets                           2.41%+          2.15%+         2.19%+           2.26%**+
 Ratio of net investment loss to average net assets                   (1.11)%+        (1.24)%+       (1.46)%+         (0.42)%**+
 Portfolio turnover rate                                                 60%             45%            57%              43%**
 Net assets, end of period (in thousands)                          $107,652        $174,097       $267,489         $217,346
 Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         2.41%           2.15%          2.19%            2.27%**
  Net investment loss                                                 (1.11)%         (1.24)%        (1.46)%          (0.43)%**
 Ratios assuming waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                         2.34%           2.14%          2.18%            2.23%**
  Net investment loss                                                 (1.04)%         (1.23)%        (1.45)%          (0.39)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements. 19

Pioneer Small Company Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/99
--------------------------------------------------------------------------------

                                                                                                             1/31/96
                                                             Year Ended     Year Ended     Year Ended           to
                                                             10/31/99(a)     10/31/98       10/31/97         10/31/96
 CLASS C
 Net asset value, beginning of period                          $10.44        $ 15.11        $ 12.59          $ 11.01
                                                               ------        -------        -------          -------
 Increase (decrease) from investment operations:
  Net investment loss                                          $(0.12)       $ (0.18)       $ (0.21)         $ (0.03)
  Net realized and unrealized gain (loss) on investments         0.56          (2.66)          3.64             1.61
                                                               ------        -------        -------          -------
    Net increase (decrease) from investment operations         $ 0.44        $ (2.84)       $  3.43          $  1.58
 Distributions to shareholders:
  Net realized gain                                             (0.41)         (1.83)         (0.91)               -
                                                               ------        -------        -------          -------
 Net increase (decrease) in net asset value                    $ 0.03        $ (4.67)       $  2.52          $  1.58
                                                               ------        -------        -------          -------
 Net asset value, end of period                                $10.47        $ 10.44        $ 15.11          $ 12.59
                                                               ======        =======        =======          =======
 Total return*                                                   4.31%        (20.79)%        28.96%           14.35%
 Ratio of net expenses to average net assets                     2.51%+         2.16%+         2.17%+           2.25%**+
 Ratio of net investment loss to average net assets             (1.21)%+       (1.24)%+       (1.44)%+         (0.45)%**+
 Portfolio turnover rate                                           60%            45%            57%              43%**
 Net assets, end of period (in thousands)                      $7,431        $11,697        $17,927          $16,811
 Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                   2.48%          2.14%          2.16%            2.21%**
  Net investment loss                                           (1.18)%        (1.22)%        (1.43)%          (0.41)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements. 20

Pioneer Small Company Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Small Company Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/99                               (continued)
--------------------------------------------------------------------------------

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. As of October 31, 1999, the Fund had no outstanding futures contracts.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At October 31, 1999, the Fund has reclassified $1,996,151 and $2,764 from paid-in capital to accumulated net investment loss and

Pioneer Small Company Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     accumulated net realized loss on investments and futures contracts, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

D.   Fund Shares

     The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $34,994 in underwriting commissions on the sale of fund shares during the year ended October 31, 1999.

E.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

F.   Deferred Organization Costs

     The costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a period of up to five years. If Pioneer Investment Management, Inc. (PIM) redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

Pioneer Small Company Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/99                               (continued)
--------------------------------------------------------------------------------

2. Management Agreement

PIM, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1999, $167,980 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $129,602 in transfer agent fees payable to PSC at October 31, 1999.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $106,468 in distribution fees payable to PFD at October 31, 1999.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 1999, CDSCs in the amount of $1,100,539 were paid to PFD.

Pioneer Small Company Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1999, the Fund's expenses were reduced by $140,858 under such arrangements.

6. Line of Credit Facility

The Fund, and certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 1999, the Fund had no borrowings under this agreement.

7. Affiliated Companies

The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 1999:

                                                       Dividend
         Affiliates            Purchases     Sales      Income        Value
-------------------------------------------------------------------------------
  Transmedia Network Inc.         $--         $--        $--      $2,452,125
-------------------------------------------------------------------------------

Pioneer Small Company Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Small Company Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Small Company Fund as of October 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Company Fund as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 3, 1999

Pioneer Small Company Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Eric W. Reckard, Treasurer
John W. Kendrick                      Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Limited Maturity Bond Fund
Pioneer Mid-Cap Fund                  Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund              Tax-Free
                                      Pioneer Tax-Free Income Fund

International/Global
Pioneer Emerging Markets Fund         Money Market Fund
Pioneer Europe Fund                   Pioneer Cash Reserves Fund*
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares


* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

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                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.

[Graphic: Pioneer Logo]
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

               7261-00-1199
           (C) Pioneer Funds Distributor, Inc.
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